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744290305                                                          Page 29 of 29
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         EXHIBIT 5
         to SCHEDULE 13D


                            GAP COINVESTMENTS IV, LLC
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                          March 3, 2004

                                POWER OF ATTORNEY


                  The undersigned, GAP Coinvestments IV, LLC, a Delaware limited liability company, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Limited Liability Company"), by its Executive Managing Member, Steven A. Denning, a U.S. citizen, of full legal age, hereby constitutes and appoints Thomas J. Murphy, a U.S. citizen, of full legal age, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Limited Liability Company as fully to all intents and purposes as a Managing Member of the Limited Liability Company might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on January 4, 2005.


                                                GAP COINVESTMENTS IV, LLC



                                                By:  /s/ Steven A. Denning
                                                     ---------------------------
                                                     Steven A. Denning
                                                     Executive Managing Member



STATE OF CONNECTICUT   )
                       :  ss.
COUNTY OF FAIRFIELD    )

                  On the 3rd day of March 2004, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.


         /s/ Natalie J. Wagner
 ----------------------------------
             Notary Public